

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    August 16, 2004
                                                   -----------------------------

                           ASSET BACKED FUNDING CORPORATION
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                  333-108551               75-2533468
--------------------------------------------------------------------------------
(State or Other Jurisdiction of      (Commission             (I.R.S. Employer
         Incorporation)              File Number)            Identification No.)

214 North Tryon Street, Charlotte, North Carolina                     28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code            (704) 386-2400
                                                   -----------------------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

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Item 5.           Other Events

         On or about July 30, 2004, the Registrant caused the issuance and sale of its Asset Backed Certificates, Series 2004-FF1, consisting of Class A-1,
Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6,
Class M-7, Class P, Class CE and Class R Certificates (collectively, the
"Offered Certificates") pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2004, among the Registrant, as depositor, Countrywide Home Loans
Servicing LP, as servicer, and JPMorgan Chase Bank, as trustee.

                  Capitalized terms used but not defined herein have the meaning assigned in the Pooling and Servicing Agreement.



Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.       Description
-----------       -----------

         1.1 Underwriting Agreement, dated as of July 27, 2004 by and among Asset Backed Funding Corporation, Banc of America Securities
                  LLC, Countrywide Securities Corporation and WaMu Capital Corp.

         4.1 Pooling and Servicing Agreement, dated as of July 1, 2004, by and among Asset Backed Funding Corporation, Countrywide Home
                  Loans Servicing LP and JPMorgan Chase Bank. (including exhibits)




                            Signature page to follow

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ASSET BACKED FUNDING
                                            CORPORATION

                                            By:    /s/ Kirk B. Meyers
                                               ----------------------------
                                            Name:  Kirk B. Meyers
                                            Title: Vice President

Date:  August 16, 2004




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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX

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

        Exhibit No.                           Exhibit Description                      Paper (P) or Electronic (E)
        -----------                           -------------------                      ---------------------------

            1.1              Underwriting Agreement,  dated as of July 27, 2004 by                  E
                             and among Asset Backed Funding  Corporation,  Banc of
                             America   Securities  LLC,   Countrywide   Securities
                             Corporation and WaMu Capital Corp.

            4.1              Pooling and Servicing Agreement,  dated as of July 1,                  E
                             2004, by and among Asset Backed Funding  Corporation,
                             Countrywide  Home  Loans  Servicing  LP and  JPMorgan
                             Chase Bank.  (including exhibits)
